Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

LendingClub Corporation

595 Market Street, Floor 2

San Francisco, California 94105

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by LendingClub Corporation (the “Company”) and Citigroup Global Markets Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Consumer Loan Underlying Bond (CLUB) Credit Trust 2020-P1, Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 13, 2020, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 9, 2020, with respect to 19,037 unsecured consumer loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 115 unsecured consumer loans (the “Initial Sample Loans”) from the Initial Statistical Loan File.

Further, on January 22, 2020, representatives of the Company provided us with an additional computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 9, 2020, with respect to 15,978 unsecured consumer loans (the “Subsequent Statistical Loan File”).

At the Company’s instruction, we randomly selected 19 additional unsecured consumer loans from the Subsequent Statistical Loan File that were not an Initial Sample Loan (the “Additional Sample Loans” and together with the Initial Sample Loans, the “Sample Loans”). We performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, and indicated below.

Characteristics

1.       Loan number (for informational purposes only)

2.       Origination date

3.       Original principal balance

4.       Maturity date

5.       Loan term (months)

6.       Borrower interest rate

7.       Contractual monthly payment

8.       State of residence

9.       Annual percentage rate

10.     Current principal balance

11.    FICO score low (at issuance)

12.    FICO score high (at issuance)

13.    Debt to income ratio

14.    Joint debt to income ratio (if applicable)

15.    Reported annual income

16.    Home ownership (rent/own/mortgage)

17.    Number of inquiries in the past 6 months

18.    Employment length

19.    Next payment date

20.    Loan age (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the related Loan Contract (the “Contract”).

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We compared Characteristic 6. to the corresponding information set forth on or derived from the related Contract and to queries from the Company’s servicing system as of January 9, 2020 (collectively, the “Servicing System Query”), provided to us on January 16, 2020 by representatives of the Company.

We compared Characteristic 7. to the corresponding information set forth on or derived from the related “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the related Truth in Lending Disclosure.

We compared Characteristics 10. through 19. to the corresponding information set forth on or derived from the Servicing System Query.

We compared Characteristic 20. to the difference between (i) the loan term (as set forth on the Contract) and (ii) the remaining term (as set forth on the Servicing System Query).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 27, 2020